RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2025

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 25 through 33 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, competition in the industry, industry capital, and government initiatives and regulatory matters affecting the (re)insurance industries, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and in the Middle East; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended
	March 31, 2025	March 31, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$161,147	$364,798
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$(69,754)	$636,379

Underwriting income
Gross premiums written	$4,155,503	$3,990,684
Net premiums written	3,443,529	3,199,573
Net premiums earned	2,720,781	2,443,910
Underwriting income (loss)	(770,597)	540,682

Net claims and claim expense ratio:
Current accident year	108.0%	51.7%
Prior accident years	(7.2)%	(4.0)%
Calendar year	100.8%	47.7%

Acquisition expense ratio	23.8%	25.9%
Operating expense ratio	3.7%	4.3%
Combined ratio	128.3%	77.9%
Adjusted combined ratio (1)	126.4%	75.4%

Fee income
Management fee income	$46,061	$56,053
Performance fee income	(15,604)	27,497
Total fee income	$30,457	$83,550

Investment results - managed
Net investment income	$405,353	$390,775
Net realized and unrealized gains (losses) on investments	332,940	(213,654)
Total investment result	$738,293	$177,121
Total investment return - annualized	9.3%	2.8%

Investment results - retained (1)
Net investment income	$279,106	$267,477
Net realized and unrealized gains (losses) on investments	328,312	(193,839)
Total investment result	$607,418	$73,638
Total investment return - annualized	10.6%	1.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended
	March 31, 2025	March 31, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.29	$6.96
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.27	$6.94
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$(1.49)	$12.18

Average shares outstanding - basic	48,334	51,678
Average shares outstanding - diluted	48,514	51,828

Return on average common equity - annualized	6.6%	16.4%
Operating return on average common equity - annualized (1)	(2.9)%	28.7%

	March 31, 2025	December 31, 2024
Book value per common share	$196.18	$195.77
Tangible book value per common share (1)	$178.31	$177.18
Tangible book value per common share plus accumulated dividends (1)	$206.79	$205.26
Year to date change in book value per common share plus change in accumulated dividends	0.4%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	0.9%	26.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended
	March 31, 2025	March 31, 2024
Revenues
Gross premiums written	$4,155,503	$3,990,684
Net premiums written	$3,443,529	$3,199,573
Decrease (increase) in unearned premiums	(722,748)	(755,663)
Net premiums earned	2,720,781	2,443,910
Net investment income	405,353	390,775
Net foreign exchange gains (losses)	(7,328)	(35,683)
Equity in earnings (losses) of other ventures	17,828	14,127
Other income (loss)	914	(50)
Net realized and unrealized gains (losses) on investments	332,940	(213,654)
Total revenues	3,470,488	2,599,425
Expenses
Net claims and claim expenses incurred	2,743,758	1,166,123
Acquisition expenses	647,435	630,921
Operational expenses	100,185	106,184
Corporate expenses	22,810	39,252
Interest expense	27,086	23,104
Total expenses	3,541,274	1,965,584
Income (loss) before taxes	(70,786)	633,841
Income tax benefit (expense)	45,525	(15,372)
Net income (loss)	(25,261)	618,469
Net (income) loss attributable to redeemable noncontrolling interests	195,252	(244,827)
Net income (loss) attributable to RenaissanceRe	169,991	373,642
Dividends on preference shares	(8,844)	(8,844)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$161,147	$364,798

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	March 31, 2025	December 31, 2024
Assets
Fixed maturity investments trading, at fair value – amortized cost $23,266,328 at March 31, 2025 (December 31, 2024 – $23,750,540)	$23,310,208	$23,562,514
Short term investments, at fair value – amortized cost $5,054,809 at March 31, 2025 (December 31, 2024 – $4,532,166)	5,054,254	4,531,655
Equity investments, at fair value	887,508	117,756
Other investments, at fair value	4,239,952	4,324,761
Investments in other ventures, under equity method	101,227	102,770
Total investments	33,593,149	32,639,456
Cash and cash equivalents	1,632,797	1,676,604
Premiums receivable	8,437,901	7,290,228
Prepaid reinsurance premiums	1,213,867	888,332
Reinsurance recoverable	4,577,895	4,481,390
Accrued investment income	216,780	238,290
Deferred acquisition costs and value of business acquired	1,684,843	1,552,359
Deferred tax asset	764,711	701,053
Receivable for investments sold	160,587	91,669
Other assets	664,706	444,037
Goodwill and other intangibles	686,147	704,132
Total assets	$53,633,383	$50,707,550
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$22,857,131	$21,303,491
Unearned premiums	6,999,119	5,950,415
Debt	2,753,738	1,886,689
Reinsurance balances payable	2,857,122	2,804,344
Payable for investments purchased	551,871	150,721
Other liabilities	575,726	1,060,129
Total liabilities	36,594,707	33,155,789
Redeemable noncontrolling interests	6,690,173	6,977,749
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at March 31, 2025 (December 31, 2024 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 48,928,318 shares issued and outstanding at March 31, 2025 (December 31, 2024 – 50,180,987)	48,928	50,181
Additional paid-in capital	1,146,653	1,512,435
Accumulated other comprehensive loss	(14,844)	(14,756)
Retained earnings	8,417,766	8,276,152
Total shareholders’ equity attributable to RenaissanceRe	10,348,503	10,574,012
Total liabilities, noncontrolling interests and shareholders’ equity	$53,633,383	$50,707,550

Book value per common share	$196.18	$195.77

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended March 31, 2025			Three months ended March 31, 2024
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$2,130,833	$2,024,670	$4,155,503	$1,889,881	$2,100,803	$3,990,684
Net premiums written	$1,690,994	$1,752,535	$3,443,529	$1,397,618	$1,801,955	$3,199,573
Net premiums earned	$1,247,950	$1,472,831	$2,720,781	$936,083	$1,507,827	$2,443,910
Net claims and claim expenses incurred	1,623,257	1,120,501	2,743,758	154,249	1,011,874	1,166,123
Acquisition expenses	167,645	479,790	647,435	185,782	445,139	630,921
Operational expenses	64,266	35,919	100,185	61,624	44,560	106,184
Underwriting income (loss)	$(607,218)	$(163,379)	$(770,597)	$534,428	$6,254	$540,682

Net claims and claim expenses incurred:
Current accident year	$1,810,315	$1,129,317	$2,939,632	$248,916	$1,014,288	$1,263,204
Prior accident years	(187,058)	(8,816)	(195,874)	(94,667)	(2,414)	(97,081)
Total	$1,623,257	$1,120,501	$2,743,758	$154,249	$1,011,874	$1,166,123

Net claims and claim expense ratio:
Current accident year	145.1%	76.7%	108.0%	26.6%	67.3%	51.7%
Prior accident years	(15.0)%	(0.6)%	(7.2)%	(10.1)%	(0.2)%	(4.0)%
Calendar year	130.1%	76.1%	100.8%	16.5%	67.1%	47.7%
Acquisition expense ratio	13.5%	32.5%	23.8%	19.9%	29.5%	25.9%
Operating expense ratio	5.1%	2.5%	3.7%	6.5%	3.0%	4.3%
Combined ratio	148.7%	111.1%	128.3%	42.9%	99.6%	77.9%
Adjusted combined ratio (1)	147.1%	108.8%	126.4%	40.5%	97.1%	75.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend

	Total
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Gross premiums written	$4,155,503	$1,916,751	$2,400,136	$3,425,495	$3,990,684
Net premiums written	$3,443,529	$1,751,628	$2,162,504	$2,838,511	$3,199,573
Net premiums earned	$2,720,781	$2,527,566	$2,582,969	$2,541,315	$2,443,910
Net claims and claim expenses incurred	2,743,758	1,483,742	1,373,614	1,309,502	1,166,123
Acquisition expenses	647,435	678,170	690,338	644,438	630,921
Operational expenses	100,185	157,104	125,261	108,039	106,184
Underwriting income (loss)	$(770,597)	$208,550	$393,756	$479,336	$540,682

Net claims and claim expenses incurred:
Current accident year	$2,939,632	$1,837,218	$1,666,120	$1,417,773	$1,263,204
Prior accident years	(195,874)	(353,476)	(292,506)	(108,271)	(97,081)
Total	$2,743,758	$1,483,742	$1,373,614	$1,309,502	$1,166,123

Net claims and claim expense ratio:
Current accident year	108.0%	72.7%	64.5%	55.8%	51.7%
Prior accident years	(7.2)%	(14.0)%	(11.3)%	(4.3)%	(4.0)%
Calendar year	100.8%	58.7%	53.2%	51.5%	47.7%
Acquisition expense ratio	23.8%	26.8%	26.8%	25.3%	25.9%
Operating expense ratio	3.7%	6.2%	4.8%	4.3%	4.3%
Combined ratio	128.3%	91.7%	84.8%	81.1%	77.9%
Adjusted combined ratio (1)	126.4%	89.4%	82.4%	78.6%	75.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend

	Property
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Gross premiums written	$2,130,833	$390,043	$790,709	$1,753,098	$1,889,881
Net premiums written	$1,690,994	$376,136	$701,222	$1,358,660	$1,397,618
Net premiums earned	$1,247,950	$938,658	$994,777	$980,834	$936,083
Net claims and claim expenses incurred	1,623,257	384,156	329,967	273,354	154,249
Acquisition expenses	167,645	191,988	192,439	188,345	185,782
Operational expenses	64,266	95,623	77,688	67,425	61,624
Underwriting income (loss)	$(607,218)	$266,891	$394,683	$451,710	$534,428

Net claims and claim expenses incurred:
Current accident year	$1,810,315	$732,207	$621,710	$357,745	$248,916
Prior accident years	(187,058)	(348,051)	(291,743)	(84,391)	(94,667)
Total	$1,623,257	$384,156	$329,967	$273,354	$154,249

Net claims and claim expense ratio:
Current accident year	145.1%	78.0%	62.5%	36.5%	26.6%
Prior accident years	(15.0)%	(37.1)%	(29.3)%	(8.6)%	(10.1)%
Calendar year	130.1%	40.9%	33.2%	27.9%	16.5%
Acquisition expense ratio	13.5%	20.5%	19.3%	19.1%	19.9%
Operating expense ratio	5.1%	10.2%	7.8%	6.9%	6.5%
Combined ratio	148.7%	71.6%	60.3%	53.9%	42.9%
Adjusted combined ratio (1)	147.1%	69.2%	58.1%	51.7%	40.5%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Gross premiums written	$2,024,670	$1,526,708	$1,609,427	$1,672,397	$2,100,803
Net premiums written	$1,752,535	$1,375,492	$1,461,282	$1,479,851	$1,801,955
Net premiums earned	$1,472,831	$1,588,908	$1,588,192	$1,560,481	$1,507,827
Net claims and claim expenses incurred	1,120,501	1,099,586	1,043,647	1,036,148	1,011,874
Acquisition expenses	479,790	486,182	497,899	456,093	445,139
Operational expenses	35,919	61,481	47,573	40,614	44,560
Underwriting income (loss)	$(163,379)	$(58,341)	$(927)	$27,626	$6,254

Net claims and claim expenses incurred:
Current accident year	$1,129,317	$1,105,011	$1,044,410	$1,060,028	$1,014,288
Prior accident years	(8,816)	(5,425)	(763)	(23,880)	(2,414)
Total	$1,120,501	$1,099,586	$1,043,647	$1,036,148	$1,011,874

Net claims and claim expense ratio:
Current accident year	76.7%	69.5%	65.8%	67.9%	67.3%
Prior accident years	(0.6)%	(0.3)%	(0.1)%	(1.5)%	(0.2)%
Calendar year	76.1%	69.2%	65.7%	66.4%	67.1%
Acquisition expense ratio	32.5%	30.6%	31.4%	29.2%	29.5%
Operating expense ratio	2.5%	3.9%	3.0%	2.6%	3.0%
Combined ratio	111.1%	103.7%	100.1%	98.2%	99.6%
Adjusted combined ratio (1)	108.8%	101.3%	97.7%	95.6%	97.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended March 31, 2025			Three months ended March 31, 2024
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,666,641	$464,192	$2,130,833	$1,341,137	$548,744	$1,889,881
Net premiums written	$1,411,050	$279,944	$1,690,994	$1,063,723	$333,895	$1,397,618
Net premiums earned	$882,819	$365,131	$1,247,950	$546,195	$389,888	$936,083
Net claims and claim expenses incurred	1,431,394	191,863	1,623,257	(24,829)	179,078	154,249
Acquisition expenses	66,581	101,064	167,645	82,790	102,992	185,782
Operational expenses	51,837	12,429	64,266	50,140	11,484	61,624
Underwriting income (loss)	$(666,993)	$59,775	$(607,218)	$438,094	$96,334	$534,428

Net claims and claim expenses incurred:
Current accident year	$1,498,773	$311,542	$1,810,315	$27,682	$221,234	$248,916
Prior accident years	(67,379)	(119,679)	(187,058)	(52,511)	(42,156)	(94,667)
Total	$1,431,394	$191,863	$1,623,257	$(24,829)	$179,078	$154,249

Net claims and claim expense ratio:
Current accident year	169.8%	85.3%	145.1%	5.1%	56.7%	26.6%
Prior accident years	(7.7)%	(32.8)%	(15.0)%	(9.6)%	(10.8)%	(10.1)%
Calendar year	162.1%	52.5%	130.1%	(4.5)%	45.9%	16.5%
Acquisition expense ratio	7.6%	27.7%	13.5%	15.2%	26.4%	19.9%
Operating expense ratio	5.9%	3.4%	5.1%	9.2%	2.9%	6.5%
Combined ratio	175.6%	83.6%	148.7%	19.8%	75.3%	42.9%
Adjusted combined ratio (1)	174.0%	82.1%	147.1%	16.2%	74.6%	40.5%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2025	March 31, 2024
Property Segment
Catastrophe	$1,328,261	$1,364,673	$(36,412)	(2.7)%
Catastrophe - gross reinstatement premiums	338,380	(23,536)	361,916	(1537.7)%
Total catastrophe gross premiums written	1,666,641	1,341,137	325,504	24.3%
Other property	462,717	542,151	(79,434)	(14.7)%
Other property - gross reinstatement premiums	1,475	6,593	(5,118)	(77.6)%
Total other property gross premiums written	464,192	548,744	(84,552)	(15.4)%
Property segment gross premiums written	$2,130,833	$1,889,881	$240,952	12.7%

Casualty and Specialty Segment
General casualty (1)	$680,449	$588,566	$91,883	15.6%
Professional liability (2)	236,961	370,481	(133,520)	(36.0)%
Credit (3)	400,753	345,132	55,621	16.1%
Other specialty (4)	706,507	796,624	(90,117)	(11.3)%
Casualty and Specialty segment gross premiums written	$2,024,670	$2,100,803	$(76,133)	(3.6)%

(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

10

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2025	March 31, 2024
Property Segment
Catastrophe	$1,077,335	$1,084,181	$(6,846)	(0.6)%
Catastrophe - net reinstatement premiums	333,715	(20,458)	354,173	(1731.2)%
Total catastrophe net premiums written	1,411,050	1,063,723	347,327	32.7%
Other property	278,395	328,814	(50,419)	(15.3)%
Other property - net reinstatement premiums	1,549	5,081	(3,532)	(69.5)%
Total other property net premiums written	279,944	333,895	(53,951)	(16.2)%
Property segment net premiums written	$1,690,994	$1,397,618	$293,376	21.0%

Casualty and Specialty Segment
General casualty (1)	$633,167	$564,426	$68,741	12.2%
Professional liability (2)	221,721	343,068	(121,347)	(35.4)%
Credit (3)	345,821	275,350	70,471	25.6%
Other specialty (4)	551,826	619,111	(67,285)	(10.9)%
Casualty and Specialty segment net premiums written	$1,752,535	$1,801,955	$(49,420)	(2.7)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

11

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2025	March 31, 2024
Property Segment
Catastrophe	$549,104	$566,653	$(17,549)	(3.1)%
Catastrophe - net reinstatement premiums	333,715	(20,458)	354,173	(1731.2)%
Total catastrophe net premiums earned	882,819	546,195	336,624	61.6%
Other property	363,582	384,807	(21,225)	(5.5)%
Other property - net reinstatement premiums	1,549	5,081	(3,532)	(69.5)%
Total other property net premiums earned	365,131	389,888	(24,757)	(6.3)%
Property segment net premiums earned	$1,247,950	$936,083	$311,867	33.3%

Casualty and Specialty Segment
General casualty (1)	$608,597	$512,542	$96,055	18.7%
Professional liability (2)	202,729	309,110	(106,381)	(34.4)%
Credit (3)	211,614	202,080	9,534	4.7%
Other specialty (4)	449,891	484,095	(34,204)	(7.1)%
Casualty and Specialty segment net premiums earned	$1,472,831	$1,507,827	$(34,996)	(2.3)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2025
Property	$1,991,539	$1,841,944	$3,703,176	$7,536,659
Casualty and Specialty	3,147,473	282,534	11,890,465	15,320,472
Total	$5,139,012	$2,124,478	$15,593,641	$22,857,131

December 31, 2024
Property	$1,845,228	$1,905,553	$2,821,958	$6,572,739
Casualty and Specialty	3,081,081	295,074	11,354,597	14,730,752
Total	$4,926,309	$2,200,627	$14,176,555	$21,303,491

13

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended March 31, 2025			Three months ended March 31, 2024
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$21,303,491	$4,481,390	$16,822,101	$20,486,869	$5,344,286	$15,142,583
Incurred claims and claim expenses
Current year	3,455,425	515,793	2,939,632	1,436,689	173,485	1,263,204
Prior years	(350,583)	(154,709)	(195,874)	(277,066)	(179,985)	(97,081)
Total incurred claims and claim expenses	3,104,842	361,084	2,743,758	1,159,623	(6,500)	1,166,123
Paid claims and claim expenses
Current year	536,752	44,638	492,114	45,012	4,355	40,657
Prior years	1,084,089	196,057	888,032	1,194,652	322,447	872,205
Total paid claims and claim expenses	1,620,841	240,695	1,380,146	1,239,664	326,802	912,862
Foreign exchange and other (1)	69,639	(23,884)	93,523	(37,218)	(17,304)	(19,914)
Reserve for claims and claim expenses, end of period	$22,857,131	$4,577,895	$18,279,236	$20,369,610	$4,993,680	$15,375,930
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.

14

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	March 31, 2025	March 31, 2024
Management fee income	$46,061	$56,053
Performance fee income (loss) (1)	(15,604)	27,497
Total fee income	$30,457	$83,550
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	March 31, 2025	March 31, 2024
Fee income contributing to:
Underwriting income (loss) (1)	$39,399	$14,694
Equity in earnings (losses) of other ventures	—	(355)
Net income (loss) attributable to redeemable noncontrolling interests	(8,942)	69,211
Total fee income	$30,457	$83,550
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

15

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Management fee income	$46,061	$53,536	$54,945	$55,327	$56,053
Performance fee income (loss) (1)	(15,604)	23,568	27,120	28,750	27,497
Total fee income	$30,457	$77,104	$82,065	$84,077	$83,550
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Fee income contributing to:
Underwriting income (loss) (1)	$39,399	$2,893	$12,345	$12,992	$14,694
Equity in earnings (losses) of other ventures	—	697	—	(343)	(355)
Net income (loss) attributable to redeemable noncontrolling interests	(8,942)	73,514	69,720	71,428	69,211
Total fee income	$30,457	$77,104	$82,065	$84,077	$83,550
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

16

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended
	March 31, 2025	March 31, 2024
Redeemable noncontrolling interests - DaVinci	$112,441	$(148,013)
Redeemable noncontrolling interests - Medici	(15,163)	(46,269)
Redeemable noncontrolling interests - Vermeer	107,080	(52,971)
Redeemable noncontrolling interests - Fontana	(9,106)	2,426
Net (income) loss attributable to redeemable noncontrolling interests (1)	$195,252	$(244,827)

	Three months ended
	March 31, 2025	March 31, 2024
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$235,977	$(301,654)
Non-operating (income) loss attributable to redeemable noncontrolling interests	(40,725)	56,827
Net (income) loss attributable to redeemable noncontrolling interests (1)	$195,252	$(244,827)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

17

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	March 31, 2025	December 31, 2024
Redeemable noncontrolling interests - DaVinci	$2,992,338	$3,061,708
Redeemable noncontrolling interests - Medici	1,469,402	1,646,745
Redeemable noncontrolling interests - Vermeer	1,692,777	1,799,857
Redeemable noncontrolling interests - Fontana	535,656	469,439
Redeemable noncontrolling interests	$6,690,173	$6,977,749

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	March 31, 2025	December 31, 2024
DaVinci	75.7%	74.6%
Medici	87.0%	84.2%
Vermeer	100.0%	100.0%
Fontana	71.3%	73.5%

18

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended
	March 31, 2025	March 31, 2024
Revenues
Gross premiums written	$854,865	$690,235
Net premiums written	$802,238	$650,572
Decrease (increase) in unearned premiums	(342,462)	(361,746)
Net premiums earned	459,776	288,826
Net investment income	63,412	57,576
Net foreign exchange gains (losses)	(2,384)	(1,967)
Net realized and unrealized gains (losses) on investments	36,488	(38,720)
Total revenues	557,292	305,715
Expenses
Net claims and claim expenses incurred	697,271	6,397
Acquisition expenses	(18,392)	67,085
Operational expenses	22,493	35,011
Corporate expenses	38	89
Interest expense	3,198	1,858
Total expenses	704,608	110,440
Income (loss) before taxes	(147,316)	195,275
Income tax benefit (expense)	(1,178)	(798)
Net income (loss) available (attributable) to DaVinci common shareholders	$(148,494)	$194,477

Net claims and claim expenses incurred - current accident year	$729,739	$57,913
Net claims and claim expenses incurred - prior accident years	(32,468)	(51,516)
Net claims and claim expenses incurred - total	$697,271	$6,397

Net claims and claim expense ratio - current accident year	158.7%	20.1%
Net claims and claim expense ratio - prior accident years	(7.0)%	(17.9)%
Net claims and claim expense ratio - calendar year	151.7%	2.2%
Underwriting expense ratio	0.8%	35.4%
Combined ratio	152.5%	37.6%

19

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	March 31, 2025	March 31, 2024	March 31, 2025	March 31, 2024
Fixed maturity investments trading	$284,723	$257,289	$226,828	$208,224
Short term investments	41,029	46,791	17,913	22,868
Equity investments
Fixed income exchange traded funds	1,184	—	1,184	—
Other equity investments	726	560	722	560
Other investments
Catastrophe bonds	54,754	58,249	8,897	7,430
Other	18,723	17,925	18,723	17,925
Cash and cash equivalents	11,110	14,722	10,270	13,876
	412,249	395,536	284,537	270,883
Investment expenses	(6,896)	(4,761)	(5,431)	(3,406)
Net investment income	$405,353	$390,775	$279,106	$267,477

Net investment income return - annualized	5.1%	5.7%	4.8%	5.3%

Net realized gains (losses) on fixed maturity investments trading	$10,035	$9,796	$9,433	$12,517
Net unrealized gains (losses) on fixed maturity investments trading	226,240	(211,996)	190,375	(176,552)
Net realized and unrealized gains (losses) on investment-related derivatives	141,646	(57,806)	139,990	(59,195)
Net realized gains (losses) on equity investments	8	—	8	—
Net unrealized gains (losses) on equity investments	2,950	13,097	2,823	13,090
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(40,413)	18,907	(6,791)	1,953
Net realized and unrealized gains (losses) on other investments - other	(7,526)	14,348	(7,526)	14,348
Net realized and unrealized gains (losses) on investments	332,940	(213,654)	328,312	(193,839)
Total investment result	$738,293	$177,121	$607,418	$73,638

Average invested assets	$33,116,302	$29,426,362	$23,796,175	$20,914,306

Total investment return - annualized	9.3%	2.8%	10.6%	1.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

20

Investments
Investments Composition

	March 31, 2025				December 31, 2024
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,199,657	$89,412	$8,319,626	$63,036	$11,001,893	$(60,748)	$8,434,097	$(65,990)
Corporate (3)	7,795,056	(6,969)	6,283,785	(15,439)	7,862,423	(57,047)	6,474,619	(57,112)
Other (4)	4,315,495	(38,563)	3,638,856	(29,802)	4,698,198	(70,231)	4,063,827	(55,176)
Total fixed maturity investments trading, at fair value	23,310,208	43,880	18,242,267	17,795	23,562,514	(188,026)	18,972,543	(178,278)
Short term investments, at fair value	5,054,254	(555)	2,149,332	(121)	4,531,655	(511)	1,527,469	(97)
Equity investments, at fair value
Fixed income exchange traded funds	764,191	(2,000)	764,191	(2,000)	—	—	—	—
Other equity investments	123,317	78,228	122,927	78,137	117,756	73,270	117,596	73,311
Total equity investments, at fair value	887,508	76,228	887,118	76,137	117,756	73,270	117,596	73,311
Other investments, at fair value
Catastrophe bonds	1,653,148	(55,223)	235,385	(33,871)	1,984,396	(16,861)	329,472	(28,524)
Fund investments	2,379,128	242,098	2,379,128	242,098	2,128,499	256,379	2,128,499	256,379
Direct private equity investments	207,676	95,283	207,676	95,283	211,866	99,473	211,866	99,473
Total other investments, at fair value	4,239,952	282,158	2,822,189	303,510	4,324,761	338,991	2,669,837	327,328
Investments in other ventures, under equity method	101,227	—	101,227	—	102,770	—	102,770	—
Total investments	$33,593,149	$401,711	$24,202,133	$397,321	$32,639,456	$223,724	$23,390,215	$222,264

	March 31, 2025		December 31, 2024
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	5.2%	5.1%	5.4%	5.3%
Average duration of investments, in years (5)	2.7	3.1	2.9	3.4
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$0.36		$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Excludes other equity investments, direct private equity investments, private equity funds, hedge funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

21

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
March 31, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,199,657	$—	$11,199,657	$—	$—	$—	$—	$—
Corporate (3)	7,795,056	272,737	419,014	3,066,443	3,121,763	891,086	24,013	—
Asset-backed	1,396,178	1,173,295	157,057	47,864	17,962	—	—	—
Residential mortgage-backed	1,393,065	132,815	1,123,976	360	7,038	68,300	60,576	—
Agencies	617,537	—	617,212	—	—	325	—	—
Non-U.S. government	600,986	395,799	180,070	22,540	2,577	—	—	—
Commercial mortgage-backed	307,729	244,204	61,078	932	1,327	188	—	—
Total fixed maturity investments trading, at fair value	23,310,208	2,218,850	13,758,064	3,138,139	3,150,667	959,899	84,589	—

Short term investments, at fair value	5,054,254	2,986,513	2,034,779	17,727	9,169	6,060	6	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	764,191	—	267,782	—	—	496,409	—	—
Other equity investments	123,317	—	—	—	—	—	—	123,317
Total equity investments, at fair value	887,508	—	267,782	—	—	496,409	—	123,317

Other investments, at fair value
Catastrophe bonds	1,653,148	—	—	—	—	1,653,148	—	—
Fund investments:
Private credit funds	1,268,388	—	—	—	—	—	—	1,268,388
Private equity funds	630,765	—	—	—	—	—	—	630,765
Hedge funds	338,891	—	—	—	—	—	—	338,891
Insurance-linked securities funds	141,084	—	—	—	—	—	—	141,084
Direct private equity investments	207,676	—	—	—	—	—	—	207,676
Total other investments, at fair value	4,239,952	—	—	—	—	1,653,148	—	2,586,804

Investments in other ventures, under equity method	101,227	—	—	—	—	—	—	101,227

Total investments	$33,593,149	$5,205,363	$16,060,625	$3,155,866	$3,159,836	$3,115,516	$84,595	$2,811,348
	100.0%	15.4%	47.8%	9.4%	9.4%	9.3%	0.3%	8.4%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.

22

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
March 31, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,319,626	$—	$8,319,626	$—	$—	$—	$—	$—
Corporate (3)	6,283,785	200,262	332,697	2,597,210	2,475,256	658,029	20,331	—
Asset-backed	1,308,338	1,085,453	157,057	47,866	17,962	—	—	—
Residential mortgage-backed	1,132,214	108,598	887,342	360	7,038	68,300	60,576	—
Non-U.S. government	476,665	307,742	148,378	17,968	2,577	—	—	—
Agencies	476,346	—	476,094	—	—	252	—	—
Commercial mortgage-backed	245,293	201,034	41,812	932	1,327	188	—	—
Total fixed maturity investments trading, at fair value	18,242,267	1,903,089	10,363,006	2,664,336	2,504,160	726,769	80,907	—

Short term investments, at fair value	2,149,332	879,348	1,241,320	13,978	9,169	5,511	6	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	764,191	—	267,782	—	—	496,409	—	—
Other equity investments	122,927	—	—	—	—	—	—	122,927
Total equity investments, at fair value	887,118	—	267,782	—	—	496,409	—	122,927

Other investments, at fair value
Catastrophe bonds	235,385	—	—	—	—	235,385	—	—
Fund investments:
Private credit funds	1,268,388	—	—	—	—	—	—	1,268,388
Private equity funds	630,765	—	—	—	—	—	—	630,765
Hedge funds	338,891	—	—	—	—	—	—	338,891
Insurance-linked securities funds	141,084	—	—	—	—	—	—	141,084
Direct private equity investments	207,676	—	—	—	—	—	—	207,676
Total other investments, at fair value	2,822,189	—	—	—	—	235,385	—	2,586,804

Investments in other ventures, under equity method	101,227	—	—	—	—	—	—	101,227

Total investments	$24,202,133	$2,782,437	$11,872,108	$2,678,314	$2,513,329	$1,464,074	$80,913	$2,810,958
	100.0%	11.5%	49.1%	11.1%	10.4%	6.0%	0.3%	11.6%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.

23

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2025	March 31, 2024
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$161,147	$364,798
Amount allocated to participating common shareholders (1)	(2,365)	(5,273)
Net income (loss) allocated to RenaissanceRe common shareholders	$158,782	$359,525
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	48,334	51,678
Per common share equivalents of non-vested shares (2)	180	150
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	48,514	51,828
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.29	$6.96
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.27	$6.94
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

24

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

25

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

26

Comments on Non-GAAP Financial Measures

	Three months ended
	March 31, 2025	March 31, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$161,147	$364,798
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(373,353)	232,561
Net foreign exchange losses (gains)	7,328	35,683
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	1,436	20,266
Acquisition related purchase accounting adjustments (2)	53,571	60,560
Bermuda net deferred tax asset (3)	—	(7,890)
Income tax expense (benefit) (4)	39,392	(12,772)
Net income (loss) attributable to redeemable noncontrolling interests (5)	40,725	(56,827)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$(69,754)	$636,379

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.27	$6.94
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(7.70)	4.49
Net foreign exchange losses (gains)	0.15	0.69
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.04	0.39
Acquisition related purchase accounting adjustments (2)	1.10	1.17
Bermuda net deferred tax asset (3)	—	(0.15)
Income tax expense (benefit) (4)	0.81	(0.25)
Net income (loss) attributable to redeemable noncontrolling interests (5)	0.84	(1.10)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(1.49)	$12.18

Return on average common equity - annualized	6.6%	16.4%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(15.4)%	10.7%
Net foreign exchange losses (gains)	0.3%	1.6%
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.1%	0.9%
Acquisition related purchase accounting adjustments (2)	2.2%	2.7%
Bermuda net deferred tax asset (3)	—%	(0.4)%
Income tax expense (benefit) (4)	1.6%	(0.6)%
Net income (loss) attributable to redeemable noncontrolling interests (5)	1.7%	(2.6)%
Operating return on average common equity - annualized	(2.9)%	28.7%
(1)Revised from previously reported “corporate expenses associated with acquisitions and dispositions” to “expenses (revenues) associated with acquisitions, dispositions and impairments” to clarify inclusion of impairments on strategic investments related to acquisitions and dispositions.
(2)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three months ended March 31, 2025 for the acquisitions of Validus $50.7 million (2024 - $56.9 million); and TMR and Platinum $2.9 million (2024 - $3.7 million).
(3)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date.
(4)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(5)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

27

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

	March 31, 2025	December 31, 2024
Book value per common share	$196.18	$195.77
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.02)	(14.03)
Other goodwill and intangible assets (2)	(0.19)	(0.18)
Acquisition related purchase accounting adjustments (3)	(3.66)	(4.38)
Tangible book value per common share	178.31	177.18
Adjustment for accumulated dividends	28.48	28.08
Tangible book value per common share plus accumulated dividends	$206.79	$205.26

Year to date change in book value per common share	0.2%	18.5%
Year to date change in book value per common share plus change in accumulated dividends	0.4%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	0.9%	26.0%
(1)Represents the acquired goodwill and other intangible assets at March 31, 2025 for the acquisitions of Validus $459.2 million (December 31, 2024 - $476.3 million), TMR $25.8 million (December 31, 2024 - $26.0 million) and Platinum $201.2 million (December 31, 2024 - $201.8 million).
(2)At March 31, 2025, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2024 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method. Previously reported “adjustment for goodwill and other intangibles” has been bifurcated into “acquisition related goodwill and other intangible assets” and “other goodwill and intangible assets.”
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at March 31, 2025 for the acquisitions of Validus $130.2 million (December 31, 2024 - $168.6 million), TMR $49.6 million (December 31, 2024 - $51.6 million) and Platinum $(0.6) million (December 31, 2024 - $(0.6) million).

28

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the company, its segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended March 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	175.6%	83.6%	148.7%	111.1%	128.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(1.5)%	(1.6)%	(2.3)%	(1.9)%
Adjusted combined ratio	174.0%	82.1%	147.1%	108.8%	126.4%

	Three months ended December 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	50.2%	106.3%	71.6%	103.7%	91.7%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.8)%	(1.8)%	(2.4)%	(2.4)%	(2.3)%
Adjusted combined ratio	47.4%	104.5%	69.2%	101.3%	89.4%

	Three months ended September 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	43.2%	85.6%	60.3%	100.1%	84.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.9)%	(1.3)%	(2.2)%	(2.4)%	(2.4)%
Adjusted combined ratio	40.3%	84.3%	58.1%	97.7%	82.4%

	Three months ended June 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	28.1%	91.2%	53.9%	98.2%	81.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.2)%	(0.9)%	(2.2)%	(2.6)%	(2.5)%
Adjusted combined ratio	24.9%	90.3%	51.7%	95.6%	78.6%

	Three months ended March 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	19.8%	75.3%	42.9%	99.6%	77.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.6)%	(0.7)%	(2.4)%	(2.5)%	(2.5)%
Adjusted combined ratio	16.2%	74.6%	40.5%	97.1%	75.4%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

29

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended March 31, 2025			Three months ended March 31, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$284,723	$(57,895)	$226,828	$257,289	$(49,065)	$208,224
Short term investments	41,029	(23,116)	17,913	46,791	(23,923)	22,868
Equity investments
Fixed income exchange traded funds	1,184	—	1,184	—	—	—
Other equity investments	726	(4)	722	560	—	560
Other investments
Catastrophe bonds	54,754	(45,857)	8,897	58,249	(50,819)	7,430
Other	18,723	—	18,723	17,925	—	17,925
Cash and cash equivalents	11,110	(840)	10,270	14,722	(846)	13,876
	412,249	(127,712)	284,537	395,536	(124,653)	270,883
Investment expenses	(6,896)	1,465	(5,431)	(4,761)	1,355	(3,406)
Net investment income	$405,353	$(126,247)	$279,106	$390,775	$(123,298)	$267,477

Net investment income return - annualized	5.1%	(0.3)%	4.8%	5.7%	(0.4)%	5.3%

Net realized gains (losses) on fixed maturity investments trading	$10,035	$(602)	$9,433	$9,796	$2,721	$12,517
Net unrealized gains (losses) on fixed maturity investments trading	226,240	(35,865)	190,375	(211,996)	35,444	(176,552)
Net realized and unrealized gains (losses) on investment-related derivatives	141,646	(1,656)	139,990	(57,806)	(1,389)	(59,195)
Net realized gains (losses) on equity investments	8	—	8	—	—	—
Net unrealized gains (losses) on equity investments	2,950	(127)	2,823	13,097	(7)	13,090
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(40,413)	33,622	(6,791)	18,907	(16,954)	1,953
Net realized and unrealized gains (losses) on other investments - other	(7,526)	—	(7,526)	14,348	—	14,348
Net realized and unrealized gains (losses) on investments	332,940	(4,628)	328,312	(213,654)	19,815	(193,839)
Total investment result	$738,293	$(130,875)	$607,418	$177,121	$(103,483)	$73,638

Average invested assets	$33,116,302	$(9,320,127)	$23,796,175	$29,426,362	$(8,512,056)	$20,914,306

Total investment return - annualized	9.3%	1.3%	10.6%	2.8%	(1.2)%	1.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

30

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	March 31, 2025			December 31, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,199,657	$(2,880,031)	$8,319,626	$11,001,893	$(2,567,796)	$8,434,097
Corporate (4)	7,795,056	(1,511,271)	6,283,785	7,862,423	(1,387,804)	6,474,619
Asset-backed	1,396,178	(87,840)	1,308,338	1,422,393	(84,112)	1,338,281
Residential mortgage-backed	1,393,065	(260,851)	1,132,214	1,707,056	(256,383)	1,450,673
Agencies	617,537	(141,191)	476,346	623,489	(132,006)	491,483
Non-U.S. government	600,986	(124,321)	476,665	618,809	(104,896)	513,913
Commercial mortgage-backed	307,729	(62,436)	245,293	326,451	(56,974)	269,477
Total fixed maturity investments trading, at fair value	23,310,208	(5,067,941)	18,242,267	23,562,514	(4,589,971)	18,972,543

Short term investments, at fair value	5,054,254	(2,904,922)	2,149,332	4,531,655	(3,004,186)	1,527,469

Equity investments, at fair value
Fixed income exchange traded funds	764,191	—	764,191	—	—	—
Other equity investments	123,317	(390)	122,927	117,756	(160)	117,596
Total equity investments, at fair value	887,508	(390)	887,118	117,756	(160)	117,596

Other investments, at fair value
Catastrophe bonds	1,653,148	(1,417,763)	235,385	1,984,396	(1,654,924)	329,472
Fund investments:
Private credit funds	1,268,388	—	1,268,388	1,181,146	—	1,181,146
Private equity funds	630,765	—	630,765	609,105	—	609,105
Hedge funds	338,891	—	338,891	338,248	—	338,248
Insurance-linked securities funds	141,084	—	141,084	—	—	—
Direct private equity investments	207,676	—	207,676	211,866	—	211,866
Total other investments, at fair value	4,239,952	(1,417,763)	2,822,189	4,324,761	(1,654,924)	2,669,837

Investments in other ventures, under equity method	101,227	—	101,227	102,770	—	102,770

Total investments	$33,593,149	$(9,391,016)	$24,202,133	$32,639,456	$(9,249,241)	$23,390,215
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

31

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	March 31, 2025			December 31, 2024
	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$89,412	$(26,376)	$63,036	$(60,748)	$(5,242)	$(65,990)
Corporate (4)	(6,969)	(8,470)	(15,439)	(57,047)	(65)	(57,112)
Other (5)	(38,563)	8,761	(29,802)	(70,231)	15,055	(55,176)
Total fixed maturity investments trading, at fair value	43,880	(26,085)	17,795	(188,026)	9,748	(178,278)
Short term investments, at fair value	(555)	434	(121)	(511)	414	(97)
Equity investments, at fair value
Fixed income exchange traded funds	(2,000)	—	(2,000)	—	—	—
Other equity investments	78,228	(91)	78,137	73,270	41	73,311
Total equity investments, at fair value	76,228	(91)	76,137	73,270	41	73,311
Other investments, at fair value
Catastrophe bonds	(55,223)	21,352	(33,871)	(16,861)	(11,663)	(28,524)
Fund investments	242,098	—	242,098	256,379	—	256,379
Direct private equity investments	95,283	—	95,283	99,473	—	99,473
Total other investments, at fair value	282,158	21,352	303,510	338,991	(11,663)	327,328
Investments in other ventures, under equity method	—	—	—	—	—	—
Total investments	$401,711	$(4,390)	$397,321	$223,724	$(1,460)	$222,264

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$0.36			$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $17.8 million at March 31, 2025 (December 31, 2024 - $(178.3) million). Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

32

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended
	March 31, 2025	March 31, 2024
Net (income) loss attributable to redeemable noncontrolling interests (1)	$195,252	$(244,827)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	(36,921)	36,448
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	(3,804)	20,379
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	(40,725)	56,827
Operating (income) loss attributable to redeemable noncontrolling interests	$235,977	$(301,654)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

33